UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22399
Oppenheimer Currency Opportunities Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/31/2011

Item 1. Reports to Stockholders.

May 31, 2011

Oppenheimer Currency Opportunities Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

U.S. Treasury Bills, 0.016%, 6/2/11	19.3%
Canada (Government of) Treasury Bills, Series 182, 0.90%, 6/23/11	19.1
United Mexican States Treasury Bills, 4.492%, 8/25/11	13.2
Japan (Government of) Treasury Bills, Series 176, 0.115%, 9/9/11	12.4
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%	10.7
United Kingdom Treasury Bills, 0.526%, 8/1/11	4.8
Italy (Republic of) Treasury Bills, 1.001%, 6/15/11	4.7
Netherlands (Kingdom of the) Treasury Certificates, 0.976%, 8/31/11	4.7
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 1108, 4.15%, 8/2/11	4.5
Germany (Federal Republic of) Treasury Bills, 1.081%, 10/26/11	4.5
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings

United States	28.4%
Canada	18.1
Mexico	12.6
Japan	11.8
United Kingdom	4.5
Italy	4.4
The Netherlands	4.4
Korea, Republic of South	4.3
Germany	4.3
France	4.2
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on the total market value of investments.
8 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

9 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended May 31, 2011, followed by graphical comparisons of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Currency Opportunities Fund’s Class A shares (without sales charge) produced a cumulative total return of 10.05% from its inception on June 30, 2010 through May 31, 2011. On a relative basis, the Fund underperformed the JPMorgan 3-Month Global Cash Index, which produced a cumulative total return of 16.73%. Despite this index’s strong performance over the period, it should be noted that it tracks only seven developed market currencies, with more than 50% of its exposure concentrated in only two currencies, the euro and the Japanese Yen. By comparison, the Inverse JPMorgan U.S. Dollar Tradeable Currency Index (the “Index”), which tracks the performance of 16 currencies, returned 11.64%.1 We are pleased with the Fund’s results given that it commenced operations during the summer of 2010 and, during that period, carried a relatively high balance of cash awaiting investment.
     Because the Fund generally maintained long positions in a diverse portfolio of foreign currencies and a short position in the U.S. dollar, a weaker U.S. dollar helped the Fund generate double-digit absolute returns. The Fund particularly benefited from its “carry trade” strategy, which enabled it to capture the widening gap between low-yielding currencies in developed markets and higher-yielding currencies from emerging markets.
     This strategy helped to offset relative weakness stemming from other strategies. Although the Fund benefited later in the reporting period from its emphasis on nations that either produce energy-related commodities or use energy efficiently, it was not enough to fully compensate for lagging results from positions in Norway and Canada early in the reporting period. In addition, our attempt to capture differences in monetary policies across global markets weighed on relative performance versus the Index due to shortfalls in the Swedish krona and Swiss franc. The Fund successfully employed derivative instruments, including forward currency contracts, to implement its investment strategies.
     As of the reporting period’s end, the Fund was invested in more than 20 currencies. The Fund’s investments were more heavily weighted than the Index to the emerging markets. Compared to the Index, the Fund had overweight positions in Brazil, Indonesia, India, South Africa and Turkey. Underweight exposures included the U.S. dollar, Canadian
1. The Inverse JPMorgan U.S. Dollar Tradeable Currency Index is based on the U.S. dollar trade-weighted exchange rate index and tracks the performance of the U.S. dollar versus currencies of 16 major trading partners of the U.S. Index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. Indices cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
10 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

dollar, the British pound and Chinese renminbi. The Fund has continued to emphasize its carry trade, energy-related and monetary policy differential strategies, and we expect to identify new investment themes in the coming months.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until May 31, 2011. In the case of Class A, Class C, Class N and Class Y shares, performance is measured from inception of the Class on June 30, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the JPMorgan 3-Month Global Cash Index, which tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
11 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C and N shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 16 for further information.
13 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C and N shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 16 for further information.
15 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class C shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 6/30/10. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1%. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/30/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FUND EXPENSES Continued

			Expenses
	Beginning	Ending	Paid During
	Account Value	Account Value	6 Months Ended
Actual	December 1, 2010	May 31, 2011	May 31, 2011

Class A	$1,000.00	$1,069.80	$5.69
Class C	1,000.00	1,065.20	9.57
Class N	1,000.00	1,067.60	6.98
Class Y	1,000.00	1,070.70	4.40

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.45	5.55
Class C	1,000.00	1,015.71	9.34
Class N	1,000.00	1,018.20	6.82
Class Y	1,000.00	1,020.69	4.29
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.10%
Class C	1.85
Class N	1.35
Class Y	0.85
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS May 31, 2011

	Principal
	Amount		Value

U.S. Government Obligations—19.3%
U.S. Treasury Bills, 0.016%, 6/2/11 (Cost $4,389,992)	$4,390,000		$4,389,992

Foreign Government Obligations—75.5%
Australia—0.7%
Australia (Commonwealth of) Treasury Bills, Series 0909, 4.80%, 9/9/11[1]	155,000	AUD	163,460

Belgium—1.3%
Belgium (Kingdom of) Treasury Bills, 0.933%, 6/16/11[1]	201,000	EUR	289,172

Canada—19.1%
Canada (Government of) Treasury Bills, Series 182, 0.90%, 6/23/11[1]	4,218,000	CAD	4,351,438

France—4.5%
France (Government of) Treasury Bills, 0.935%, 8/25/11[1]	705,000	EUR	1,012,124

Germany—4.5%
Germany (Federal Republic of) Treasury Bills, 1.081%, 10/26/11[1]	718,000	EUR	1,028,602

Italy—4.7%
Italy (Republic of) Treasury Bills, 1.001%, 6/15/11[1]	739,000	EUR	1,063,031

Japan—12.4%
Japan (Government of) Treasury Bills, Series 176, 0.115%, 9/9/11[1]	230,000,000	JPY	2,820,907

Korea, Republic of South—4.5%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 1108, 4.15%, 8/2/11	1,110,000,000	KRW	1,030,272

Mexico—13.2%
United Mexican States Treasury Bills, 4.492%, 8/25/11[1]	35,150,000	MXN	$3,009,130

New Zealand—0.1%
New Zealand (Government of) Treasury Bills, 2.546%, 8/17/11[1]	36,000	NZD	29,530

Norway—0.2%
Norway (Kingdom of) Treasury Bills, 2.163%, 6/15/11[1]	230,000	NOK	42,680

Sweden—0.8%
Sweden (Kingdom of) Treasury Bills, 1.667%, 6/15/11[1]	1,180,000	SEK	191,087

The Netherlands—4.7%
Netherlands (Kingdom of the) Treasury Certificates, 0.976%, 8/31/11[1]	735,000	EUR	1,055,159

United Kingdom—4.8%
United Kingdom Treasury Bills, 0.526%, 8/1/11[1]	660,000	GBP	1,084,728

Total Foreign Government Obligations (Cost $16,928,712)			17,171,320

	Shares
Investment Company—10.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[2,3] (Cost $2,422,460)	2,422,460	2,422,460

Total Investments, at Value (Cost $23,741,164)	105.5%	23,983,772
Liabilities in Excess of Other Assets	(5.5)	(1,248,826)

Net Assets	100.0%	$22,734,946

19 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
1. Zero coupon bond reflects effective yield on the date of purchase.
2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	June 30, 2010
	(Commencement	Gross	Gross	Shares
	of Operations)	Additions	Reductions	May 31, 2011

Oppenheimer Institutional
Money Market Fund, Cl. E	—	36,645,936	34,223,476	2,422,460

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$2,422,460	$1,304

3. Rate shown is the 7-day yield as of May 31, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
20 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$4,389,992	$—	$4,389,992
Foreign Government Obligations	—	17,171,320	—	17,171,320
Investment Company	2,422,460	—	—	2,422,460

Total Investments, at Value	2,422,460	21,561,312	—	23,983,772

Other Financial Instruments:
Foreign currency exchange contracts	—	202,816	—	202,816

Total Assets	$2,422,460	$21,764,128	$—	$24,186,588

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(168,505)	$—	$(168,505)

Total Liabilities	$—	$(168,505)	$—	$(168,505)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$6,812,452	28.4%
Canada	4,351,438	18.1
Mexico	3,009,130	12.6
Japan	2,820,907	11.8
United Kingdom	1,084,728	4.5
Italy	1,063,031	4.4
The Netherlands	1,055,159	4.4
Korea, Republic of South	1,030,272	4.3
Germany	1,028,602	4.3
France	1,012,124	4.2
Belgium	289,172	1.2
Sweden	191,087	0.8
Australia	163,460	0.7
Norway	42,680	0.2
New Zealand	29,530	0.1

	$23,983,772	100.0%

21 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of May 31, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Banc of America:
Chinese Renminbi (Yuan) (CNY)	Sell	3,734 CNY	7/8/11	$577,273	$221	$1,929
Indonesia Rupiah (IDR)	Buy	5,731,900 IDR	6/1/11-8/15/11	663,161	853	3,078
Indonesia Rupiah (IDR)	Sell	506,200 IDR	6/1/11	59,305	—	1,553
New Taiwan Dollar (TWD)	Buy	112 TWD	7/22/11	3,910	9	—

					1,083	6,560

Barclay’s Capital:
Australian Dollar (AUD)	Sell	472 AUD	8/24/11	498,396	—	6,667
British Pound Sterling (GBP)	Buy	8 GBP	7/1/11	13,155	77	—
Euro (EUR)	Buy	839 EUR	6/2/11-8/24/11	1,207,442	1,728	1,028
Euro (EUR)	Sell	172 EUR	8/24/11	246,977	—	3,363
Mexican Nuevo Peso (MXN)	Buy	13,510 MXN	8/24/11	1,159,446	20,053	—
Russian Ruble (RUR)	Sell	6,689 RUR	6/2/11	239,114	2,104	—

					23,962	11,058

Citigroup:
Australian Dollar (AUD)	Buy	1,191 AUD	8/24/11	1,257,605	9,068	—
Australian Dollar (AUD)	Sell	278 AUD	8/24/11	293,547	—	3,149
Chinese Renminbi (Yuan) (CNY)	Buy	16,104 CNY	7/8/11-8/3/11	2,492,259	9,766	—
Chinese Renminbi (Yuan) (CNY)	Sell	1,979 CNY	7/8/11	305,951	161	58
Colombian Peso (COP)	Sell	473,400 COP	7/11/11	262,350	—	4,166
Indonesia Rupiah (IDR)	Buy	417,800 IDR	8/15/11	48,279	338	—
Indonesia Rupiah (IDR)	Sell	941,500 IDR	8/15/11	108,795	—	762
Mexican Nuevo Peso (MXN)	Buy	35,854 MXN	7/1/11	3,091,658	36,099	—
New Taiwan Dollar (TWD)	Buy	29,175 TWD	8/3/11	1,018,725	4,192	85
South African Rand (ZAR)	Buy	4,156 ZAR	8/24/11	602,557	17,996	—
South African Rand (ZAR)	Sell	1,536 ZAR	8/24/11	222,697	—	6,008
Swedish Krona (SEK)	Buy	360 SEK	8/24/11	58,052	1,057	—
Swiss Franc (CHF)	Buy	229 CHF	7/1/11	268,535	17,994	—

					96,671	14,228

Citigroup EM:
Chilean Peso (CLP)	Buy	249,500 CLP	6/1/11-8/24/11	532,555	8,540	—
Chilean Peso (CLP)	Sell	270,300 CLP	6/1/11-8/24/11	576,836	—	9,848
Colombian Peso (COP)	Sell	695,500 COP	7/11/11	385,434	2,220	1,704

					10,760	11,552

Credit Suisse:
Swedish Krona (SEK)	Sell	1,130 SEK	8/24/11	182,217	—	2,126
Swiss Franc (CHF)	Buy	1,587 CHF	8/24/11	1,861,711	12,208	—
Swiss Franc (CHF)	Sell	659 CHF	8/24/11	773,073	—	24,168

					12,208	26,294

Deutsche Bank Capital Corp.:
British Pound Sterling (GBP)	Sell	539 GBP	8/24/11	885,688	—	13,696
Canadian Dollar (CAD)	Buy	350 CAD	8/24/11	360,480	680	—
Canadian Dollar (CAD)	Sell	2,153 CAD	8/24/11	2,217,466	—	6,425

					680	20,121

Deutsche Bank EM
Russian Ruble (RUR)	Buy	6,689 RUR	6/2/11	239,114	6,935	444
22 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Foreign Currency Exchange Contracts Continued

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Goldman Sachs EM:
Brazilian Real (BRR)	Buy	2,547 BRR	8/2/11-1/4/12	$1,556,059	$8,469	$—
Colombian Peso (COP)	Buy	448,100 COP	7/11/11	248,329	—	380
New Turkish Lira (TRY)	Buy	1,042 TRY	8/22/11	643,270	—	7,568
New Turkish Lira (TRY)	Sell	12 TRY	7/18/11	7,455	324	—

					8,793	7,948
Goldman, Sachs & Co.:
Canadian Dollar (CAD)	Buy	243 CAD	6/2/11	250,685	80	—
Japanese Yen (JPY)	Buy	83,100 JPY	8/24/11	1,019,886	2,798	1,106
Japanese Yen (JPY)	Sell	20,500 JPY	8/24/11	251,596	556	—
New Turkish Lira (TRY)	Buy	12 TRY	7/18/11	7,455	—	232

					3,434	1,338
HSBC EM:
Brazilian Real (BRR)	Buy	472 BRR	1/4/12	286,012	6,509	—
Brazilian Real (BRR)	Sell	179 BRR	1/4/12	108,467	—	3,849

					6,509	3,849
JP Morgan Chase:
Indian Rupee (INR)	Sell	2,608 INR	7/11/11	57,502	—	44
Norwegian Krone (NOK)	Buy	10 NOK	8/24/11	1,847	51	—
Norwegian Krone (NOK)	Sell	2,060 NOK	8/24/11	380,386	—	14,812
Russian Ruble (RUR)	Sell	2,101 RUR	8/16/11	74,492	—	747
South Korean Won (KRW)	Buy	64,530 KRW	7/1/11	59,661	—	59
Swedish Krona (SEK)	Buy	270 SEK	7/1/11	43,675	651	—

					702	15,662
JP Morgan EM:
Chilean Peso (CLP)	Sell	188,500 CLP	8/24/11	401,301	—	2,190
Russian Ruble (RUR)	Sell	8,229 RUR	8/16/11	291,765	—	1,039

					—	3,229
Nomura Securities:
New Zealand Dollar (NZD)	Buy	465 NZD	8/24/11	381,164	14,306	—
New Zealand Dollar (NZD)	Sell	493 NZD	8/24/11	404,116	—	3,554

					14,306	3,554
RBS Greenwich Capital
Indian Rupee (INR)	Buy	32,326 INR	7/11/11	712,734	70	3,368
State Street:
Danish Krone (DKK)	Buy	307 DKK	7/1/11	59,228	1,201	—
Hong Kong Dollar (HKD)	Buy	1,870 HKD	8/3/11	240,523	—	321
Japanese Yen (JPY)	Buy	73,340 JPY	7/1/11	899,864	15,502	1,254
Mexican Nuevo Peso (MXN)	Sell	35,854 MXN	7/1/11	3,091,658	—	31,036
Singapore Dollar (SGD)	Buy	540 SGD	7/8/11	437,837	—	1,168
South African Rand (ZAR)	Sell	1,391 ZAR	8/24/11	201,674	—	5,521

					16,703	39,300

Total unrealized appreciation and depreciation					$202,816	$168,505

See accompanying Notes to Financial Statements.
23 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $21,318,704)	$21,561,312
Affiliated companies (cost $2,422,460)	2,422,460

23,983,772
Unrealized appreciation on foreign currency exchange contracts	202,816
Receivables and other assets:
Closed foreign currency contracts	3,148,751
Shares of beneficial interest sold	58,004
Due from Manager	8,172
Interest and dividends	3,288
Other	4,549

Total assets	27,409,352
Liabilities
Bank overdraft	8,319
Bank overdraft-foreign currencies	3,009,265
Unrealized depreciation on foreign currency exchange contracts	168,505
Payables and other liabilities:
Investments purchased	1,305,876
Closed foreign currency contracts	95,915
Shares of beneficial interest redeemed	27,037
Distribution and service plan fees	10,054
Shareholder communications	6,551
Transfer and shareholder servicing agent fees	1,044
Trustees’ compensation	964
Other	40,876

Total liabilities	4,674,406

Net Assets	$22,734,946

Composition of Net Assets
Par value of shares of beneficial interest	$1,426
Additional paid-in capital	21,916,314
Accumulated net investment income	540,081
Accumulated net realized gain on investments and foreign currency transactions	197
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	276,928

Net Assets	$22,734,946

24 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,786,736 and 1,115,462 shares of beneficial interest outstanding)	$15.95
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$16.53
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,585,651 and 162,985 shares of beneficial interest outstanding)	$15.86
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $334,531 and 21,010 shares of beneficial interest outstanding)	$15.92
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,028,028 and 126,986 shares of beneficial interest outstanding)	$15.97
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Period Ended May 31, 20111

Investment Income
Interest (net of foreign withholding taxes of $1,143)	$142,648
Dividends:
Unaffiliated companies	40
Affiliated companies	1,304

Total investment income	143,992

Expenses
Management fees	90,805
Distribution and service plan fees:
Class A	12,924
Class C	9,779
Class N	375
Transfer and shareholder servicing agent fees:
Class A	4,128
Class C	1,527
Class N	156
Class Y	566
Shareholder communications:
Class A	13,615
Class C	4,212
Class N	717
Class Y	1,752
Legal, auditing and other professional fees	50,010
Custodian fees and expenses	11,174
Trustees’ compensation	7,615
Administration service fees	1,500
Other	8,490

Total expenses	219,345
Less waivers and reimbursements of expenses	(59,292)

Net expenses	160,053

Net Investment Loss	(16,061)

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.
26 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(327)
Foreign currency transactions	1,055,442

Net realized gain	1,055,115
Net change in unrealized appreciation/depreciation on:
Investments	(324)
Translation of assets and liabilities denominated in foreign currencies	277,252

Net change in unrealized appreciation/depreciation	276,928

Net Increase in Net Assets Resulting from Operations	$1,315,982

See accompanying Notes to Financial Statements.
27 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

statement of CHANGES IN NET ASSETS

Period Ended May 31,2011[1]
|
Operations
Net investment loss	$(16,061)
Net realized gain	1,055,115
Net change in unrealized appreciation/depreciation	276,928

Net increase in net assets resulting from operations	1,315,982

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(445,070)
Class C	(30,426)
Class N	(1,874)
Class Y	(32,328)

(509,698)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	16,985,445
Class C	2,528,311
Class N	319,406
Class Y	1,995,500

21,828,662

Net Assets
Total increase	22,634,946
Beginning of period	100,000[2]

End of period (including accumulated net investment income of $540,081 for the period ended May 31, 2011)	$22,734,946

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Reflects the value of the Manager’s initial seed money invested on May 12, 2010.
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS For the Period Ended May 31, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,315,982
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	—
Proceeds from disposition of investment securities	—
Short-term investment securities, net	(22,523,254)
Premium amortization	4,691
Discount accretion	(133,166)
Net realized gain on investments	(1,055,115)
Net change in unrealized appreciation/depreciation on investments	(276,928)
Change in assets:
Increase in interest receivable	(3,288)
Increase in unrealized appreciation on foreign currency exchange contracts	(202,816)
Increase in other assets	(3,161,472)
Change in liabilities:
Increase in payable for securities purchased	1,305,876
Increase in unrealized depreciation on foreign currency exchange contracts	168,505
Increase in other liabilities	155,404

Net cash used in operating activities	(24,405,581)

Cash Flows from Financing Activities
Proceeds from shares sold	24,437,739
Proceeds from bank overdraft	3,017,584[2]
Payments on shares redeemed	(2,788,593)
Cash distributions paid	(361,149)

Net cash provided by financing activities	24,305,581
Net decrease in cash	(100,000)
Cash, beginning balance	100,000[3]

Cash, ending balance	$—

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Includes “Bank overdraft-foreign currencies”

3.	Reflects the value of the Manager’s initial seed money on May 12, 2010.
Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $148,549.
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Period Ended
Class A	May 31,2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.00

Income (loss) from investment operations:
Net investment loss[2]	(.01)
Net realized and unrealized gain	1.49

Total from investment operations	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)

Net asset value, end of period	$15.95

Total Return, at Net Asset Value[3]	10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,787

Average net assets (in thousands)	$13,239

Ratios to average net assets:[4]
Net investment loss	(0.08)%
Total expenses[5]	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%

Portfolio turnover rate	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011	1.46%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Period Ended
Class C	May 31,2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.00

Income (loss) from investment operations:
Net investment loss[2]	(.11)
Net realized and unrealized gain	1.47

Total from investment operations	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)

Net asset value, end of period	$15.86

Total Return, at Net Asset Value[3]	9.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,586

Average net assets (in thousands)	$1,074

Ratios to average net assets:[4]
Net investment loss	(0.80)%
Total expenses[5]	2.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%

Portfolio turnover rate	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011	2.74%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class N	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.00

Income (loss) from investment operations:
Net investment loss[2]	(.05)
Net realized and unrealized gain	1.49

Total from investment operations	1.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)

Net asset value, end of period	$15.92

Total Return, at Net Asset Value[3]	9.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$334

Average net assets (in thousands)	$86

Ratios to average net assets:[4]
Net investment loss	(0.32)%
Total expenses[5]	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%

Portfolio turnover rate	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011	2.73%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Period Ended
Class Y	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$15.00

Income (loss) from investment operations:
Net investment gain[2]	.03
Net realized and unrealized gain	1.47

Total from investment operations	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)

Net asset value, end of period	$15.97

Total Return, at Net Asset Value[3]	10.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,028

Average net assets (in thousands)	$845

Ratios to average net assets:[4]
Net investment income	0.20%
Total expenses[5]	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%

Portfolio turnover rate	0%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011	1.49%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Currency Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Commencement of operations was June 30, 2010. As of May 31, 2011, approximately 47% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange
34 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
35 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not
36 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1]	Income Tax Purposes

$582,767	$—	$—	$235,403

1.	During the fiscal year ended May 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Reduction to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments[2]

$10,922	$1,065,840	$1,054,918

2.	$20 was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the period ended May 31, 2011 was as follows:

Period Ended
May 31, 2011

Distributions paid from:
Ordinary income	$509,698
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments,
37 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$23,741,164
Federal tax cost of other investments	5,619,289

Total federal tax cost	$29,360,453

Gross unrealized appreciation	$161,023
Gross unrealized depreciation	74,380

Net unrealized appreciation	$235,403

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
38 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended May 31, 2011[1,2]
	Shares	Amount

Class A
Sold	1,258,446	$19,275,688
Dividends and/or distributions reinvested	5,745	87,154
Redeemed	(153,396)	(2,377,397)

Net increase	1,110,795	$16,985,445

Class C
Sold	174,564	$2,720,549
Dividends and/or distributions reinvested	1,842	27,893
Redeemed	(14,088)	(220,131)

Net increase	162,318	$2,528,311

39 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Period Ended	May 31, 2011[1,2]
	Shares	Amount

Class N
Sold	22,110	$347,248
Dividends and/or distributions reinvested	101	1,530
Redeemed	(1,868)	(29,372)

Net increase	20,343	$319,406

Class Y
Sold	136,086	$2,152,258
Dividends and/or distributions reinvested	2,108	31,972
Redeemed	(11,875)	(188,730)

Net increase	126,319	$1,995,500

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	The Fund sold 4,667 shares of Class A at a value of $70,000 and 667 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 12, 2010. These amounts are not reflected in the table above.
3. Purchases and Sales of Securities
As of May 31, 2011, the Fund had no purchases and proceeds from sales of securities other than short-term obligations and investments in IMMF.
4.	Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended May 31, 2011, the Fund paid $5,325 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event
40 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class C	$ 12,674
Class N	744
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the
41 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Period Ended	Distributor	Distributor	Distributor	Distributor

May 31, 2011	$6,239	$—	$105	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 1.35% for Class N shares and 0.85% for Class Y shares. During the period ended May 31, 2011, the Manager reimbursed the Fund $43,886, $8,682, $1,088 and $4,963 for Class A, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended May 31, 2011, the Manager waived fees and/or reimbursed the Fund $665 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the period ended May 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$ 6
Class Y	2
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain
42 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost.
43 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $342,304, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $151,829 as of May 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
As of May 31, 2011 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are
44 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of May 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $64,994 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of May 31, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
Derivatives	Assets and		Assets and
Not Accounted for as	Liabilities		Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$202,816	Unrealized depreciation on foreign currency exchange contracts	$168,505
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives
Not Accounted for as	Foreign
Hedging Instruments	currency transactions

Foreign exchange contracts	$231,843
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives	Translation of assets
Not Accounted for as	and liabilities denominated
Hedging Instruments	in foreign currencies

Foreign exchange contracts	$34,311
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars
45 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the period ended May 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $17,750,417 and $10,444,849, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court
46 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
47 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Currency Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Currency Opportunities Fund, including the statement of investments, as of May 31, 2011, and the related statement of operations and cash flows, the statement of changes in net assets and the financial highlights for the period June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Currency Opportunities Fund as of May 31, 2011, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the period June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 20, 2011
48 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2011, the maximum amount allowable but not less than $117,832 or 23.12% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
49 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.
Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
50 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEE	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2010) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2010) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
51 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Continued	President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 2010) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994- January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial
52 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Robert J. Malone, Continued	banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999—March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President
53 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	(March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. de Longis, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alessio de Longis, Vice President and Portfolio Manager (since 2010) Age: 33	Vice President of the Manager (since June 2010). An Assistant Vice President and Senior Research Analyst of the Manager (February 2004-June 2010) and has been a Research Analyst for all the Funds managed by the international investment team. A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
54 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999- June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2010) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
55 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
56 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
57 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
58 | OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The registrant’s inception date was 6/30/2010. The principal accountant for the audit of the registrant’s annual financial statements billed $31,100 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $175,000 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $175,000 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 07/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 07/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 07/12/2011